E FUND CHINA A ENHANCED EQUITY FUND

Class A Class C Class I	EFAAX EFACX EFAIX

E FUND RQFII CHINA TOTAL RETURN BOND FUND

Class A Class C Class I	EFBAX EFBCX EFBIX

Each a Series of Two Roads Shared Trust

Supplement dated March 22, 2016
to the Prospectus and Statement of Additional Information (“SAI”) dated September 2, 2015

__________________________________________

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective March 8, 2016, E Fund Management (Hong Kong) Co., Limited (“E Fund”) has resigned as the sub-adviser to the E Fund China A Enhanced Equity Fund and E Fund RQFII China Total Return Bond Fund (together, the “Funds”).

Effective immediately, the Funds’ adviser, Anfield Capital Management, LLC (the “Adviser”) has determined to close the E Fund China A Enhanced Equity Fund to new investment until further notice. The E Fund RQFII China Total Return Bond Fund is not currently available for purchase and will not be made available for purchase until further notice. The Adviser is currently evaluating its options with respect to the ongoing management of the Funds, including the potential identification of a new sub-adviser, direct management of the Funds’ portfolios, or liquidation.

________________________

This Supplement and the existing Prospectus and SAI each dated September 2, 2015, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-292-8490.